Exhibit 99.2

STANDSTILL AGREEMENT

This Standstill Agreement (this “Agreement”) dated May 23, 2022, by and among Nocopi Technologies, Inc., a Maryland corporation (the “Company”), the entities and natural persons listed on Schedule A hereto (collectively, the “Eriksen Group”, and each individually a “member” of the Eriksen Group), and Howard Timothy Eriksen (“HTE”, in his individual capacity and as a member of the Eriksen Group). Each of the parties to this Agreement shall be referred to individually herein as a “party” and collectively as the “parties.” Capitalized terms used in this Agreement shall have the meanings specified in Article VIII.

WHEREAS, as of 12:01 am (Eastern Time) on the date hereof, the Eriksen Group beneficially owned or controlled 8,079,012 shares (the “Subject Shares”) of the common stock, par value $0.01 per share, of the Company (the “Common Shares”);

WHEREAS, on February 11, 2022, the Eriksen Group submitted a notice (the “Nomination Notice”) to the Company to: (i) nominate HTE for election to the Company’s board of directors (the “Board”) as a Class I director at the 2022 annual meeting of the Company’s stockholders (the “Annual Meeting”); and (ii) propose an advisory vote at the Annual Meeting to declassify the Board;

WHEREAS, on March 24, 2022, the Eriksen Group filed a contested preliminary proxy statement related to the Company with the SEC putting forth HTE as a candidate to be elected to the Board and the advisory stockholder proposal (including any other additional or supplemental matters, the “Eriksen Proxy Solicitation”);

WHEREAS, concurrently with the execution and delivery of this Agreement the Eriksen Group and each of Michael S. Liebowitz, Matthew C. Winger and MSL 18 HOLDINGS LLC (the “MSL18 Holdings Group”) will enter into and deliver a definitive Share Purchase Agreement (“SPA”), pursuant to which the MSL18 Holdings Group will acquire all of the Subject Shares in the form attached hereto as Exhibit A (the “Transaction”);

WHEREAS, as a result of the Transaction the Eriksen Group desires to withdraw the Nomination Notice and the Eriksen Proxy Solicitation; and

WHEREAS, the Board has determined that the withdrawal of the Eriksen Proxy Solicitation is in the best interest of the Company and its shareholders, and has agreed, subject to the terms of this Agreement and following the Transaction, to reimburse the Eriksen Group for a portion of the costs associated with the Nomination Notice and the Eriksen Proxy Solicitation for the Annual Meeting.

NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. Representations and Warranties

1.01 Investor Representations and Warranties. The Eriksen Group jointly and severally represents and warrants to the Company that:

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(a.) (i) Each member of the Eriksen Group that is not a natural person is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to execute and deliver this Agreement and any other documents or agreements to be entered into in connection with this Agreement and to bind it thereto; (ii) this Agreement has been duly and validly authorized, executed and delivered by each of the members of the Eriksen Group; (iii) this Agreement constitutes the valid and binding agreement of each of the members of the Eriksen Group, enforceable against each of the members of the Eriksen Group in accordance with its terms; (iv) the execution of this Agreement and any other document or agreement to be entered into in connection with this Agreement, the consummation of any of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, in each case in accordance with the terms hereof and thereof, will not conflict with, or result in a breach or violation of the respective organizational documents of each member of the Eriksen Group and the Eriksen Affiliates; and (v) the execution, delivery and performance of this Agreement and any other document or agreement to be entered into in connection with this Agreement by each of the members of the Eriksen Group and HTE does not and will not violate or conflict with (A) any law, rule, regulation, order, judgment or decree applicable to such Person or any Eriksen Affiliate, or (B) result in any material breach or violation of or constitute a material default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any agreement, contract, commitment, understanding or arrangement to which such Person or any Eriksen Affiliate is a party or by which it is bound;

(b.) as of the date of this Agreement: (i) the members of the Eriksen Group, collectively, beneficially own, in the aggregate, the number of Common Shares set forth on Schedule B; (ii) such Subject Shares constitute all of the securities of the Company beneficially owned by the members of the Eriksen Group and the Eriksen Affiliates; and (iii) no member of the Eriksen Group or the Eriksen Affiliates, directly or indirectly (A) owns beneficially or of record any Derivative Instruments, (B) beneficially owns, or has any rights or options with respect to, or is party to any proxy, contract, arrangement, agreement or understanding to acquire or vote, any Common Shares or Derivative Instruments or (C) beneficially owns, or has any rights or options with respect to, or is party to any proxy, contract, arrangement, agreement or understanding to acquire any debt securities of the Company;

(c.) as of the date of this Agreement, the Eriksen Group has entered into a definitive share purchase agreement to consummate the Transaction.

(d.) through the execution of the SPA, the Eriksen Group and the Eriksen Affiliates have granted the MSL18 Holdings Group an irrevocable proxy to vote all of the Common Shares held by the Eriksen Group as of the record date (as defined in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission), for the Annual Meeting.

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1.02 Company Representations and Warranties. The Company represents and warrants to the Eriksen Group that: (a) the Company has all requisite power and authority to execute and deliver this Agreement and any other documents or agreements to be entered into in connection with this Agreement and to bind it thereto; (b) this Agreement has been duly and validly authorized, executed and delivered by the Company; (c) this Agreement constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms; (d) the execution of this Agreement and any other document or agreement to be entered into in connection with this Agreement, the consummation of any of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, in each case in accordance with the terms hereof and thereof, will not conflict with, or result in a material breach or violation of the organizational documents of the Company; and (e) the execution, delivery and performance of this Agreement and any other document or agreement to be entered into in connection with this Agreement by the Company does not and will not violate or conflict with (A) any law, rule, regulation, order, judgment or decree applicable to the Company, or (B) result in any material breach or material violation of or constitute a material default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any agreement, contract, commitment, understanding or arrangement to which the Company is a party or by which it is bound

II. Standstill

2.01 Each of the members of the Eriksen Group agrees that, during the Covered Period, each member of the Eriksen Group shall not, unless specifically requested in writing by a resolution of a majority of the Company’s directors, directly or indirectly, in any manner, alone or in concert with others:

(a.) acquire, agree or seek to acquire or make any proposal or offer to acquire, or announce any intention to acquire, beneficially or otherwise, directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other Group, through swap or hedging transactions or otherwise, any securities of the Company or any securities convertible or exchangeable into, or exercisable for (whether or not convertible or exchangeable into, or exercisable for, immediately or only after the passage of time or the occurrence of a specified event), any Derivative Instrument, or any rights decoupled from the underlying securities of the Company, or any obligations measured by the price or value of any securities of the Company, including any swaps or other derivative arrangements designed to produce economic benefits and risks that correspond to the ownership of any security of the Company, whether or not any of the foregoing would give rise to beneficial ownership (as determined under Rule 13d-3 promulgated under the Exchange Act), and whether or not to be settled by delivery of Common Shares, payment of cash or by other consideration, and without regard to any short position under any such contract or arrangement, or any property, asset or business of the Company, other than purchases of Common Shares or Derivative Instruments that would not result in the members of the Eriksen Group and the Eriksen Affiliates, collectively, owning, controlling or otherwise having any beneficial or other ownership interest in more than five percent (5%) in the aggregate of the outstanding Common Shares at such time, without the Company’s express prior written approval thereof; provided that, notwithstanding the foregoing, (A) any derivative, hedging or similar arrangement (including Derivative Instruments) that has the effect of decreasing the voting power or economic interest of the members of the Eriksen Group or any of the Eriksen Affiliates in the Common Shares shall not be given effect, so that the Common Shares that are the subject of such derivative, hedging or similar arrangement (including Derivative Instruments) shall be deemed as beneficially owned by the members of the Eriksen Group or the Eriksen Affiliates for purposes of this Section 2.01(a.), and (B) any derivative, hedging or similar arrangement (including Derivative Instruments) that has the effect of increasing the voting power or economic interest of the members of the Eriksen Group or any of the Eriksen Affiliates in the Common Shares shall be given effect, so that the Common Shares that are subject to such derivative, hedging or similar arrangement (including Derivative Instruments) shall be deemed as beneficially owned by the members of the Eriksen Group or the Eriksen Affiliates for purposes of this Section 2.01(a.);

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(b.) propose to any Person, or effect or seek to effect (including by entering into any discussions, negotiations, agreements or understandings, whether or not legally enforceable, with any third person), cause or participate in, encourage, assist or facilitate, or take any action, alone or in concert with others, in support of or make any public statement with respect to, any take-over bid, tender or exchange offer, amalgamation, merger, consolidation, acquisition, sale, transfer, scheme, divestiture, spin-off, a sale or transfer of a material amount of assets of the Company or any of its subsidiaries, arrangement, business combination, recapitalization, reorganization, restructuring, liquidation, dissolution or other extraordinary transaction involving the Company or any of its subsidiaries, joint ventures or Affiliates or any of their respective securities, businesses or assets (each, an “Extraordinary Transaction”);

(c.) form, join, encourage, influence, advise or in any way participate in any Group with any Persons who are not Eriksen Affiliates with respect to any securities of the Company or otherwise in any manner agree, attempt, seek or propose to deposit any securities of the Company into any voting trust or similar arrangement or subject any securities of the Company to any voting or similar arrangement, or grant any proxy with respect to any securities of the Company (other than as expressly provided in this Agreement, or to a designated Representative of the Company pursuant to a proxy solicitation on behalf of the Board or in connection with the mechanics of voting through the Eriksen Group’s custodian or prime broker);

(d.) initiate, propose, make, engage in or in any way encourage or participate in, directly or indirectly, any “solicitation” of “proxies” (as such terms are used in the proxy rules of the SEC but without regard to the exclusion set forth in Rule 14a–1(l)(2)(iv) under the Exchange Act) or consents to vote, or seek to advise, encourage or influence any Person with respect to the voting of, any securities of the Company;

(e.) (A) seek to call, or request the call of, or call any meeting of the shareholders of the Company or of the Board; (B) seek the written consent of the shareholders of the Company; (C) make a request for any stockholder list or other Company books and records, whether pursuant to Sections 2-512 and 2-513 of the Maryland General Corporation Law or otherwise; or (D) conduct any referendum of shareholders of the Company;

(f.) (A) seek, alone or in concert with others, election or appointment to, or representation on, or nominate or propose the nomination of any candidate to, the Board; (B) become a “participant” in, or seek or encourage any Person to submit nominations in furtherance of, any contested “solicitation” for the election or removal of directors with respect to the Company (as such terms are defined or used in the Exchange Act) or seek, encourage or take any other action with respect to the election or removal of any directors, other than acting as a participant in support of the voting obligations of the Eriksen Group and the Eriksen Affiliates pursuant to Section 2.02; (C) submit, advise, encourage or influence any other Person to initiate, any proposal (pursuant to Rule 14a-8 under the Exchange Act or otherwise) for consideration at, or bring any other business before, any meeting of the Company’s shareholders during the Covered Period (including any adjournment or postponement thereof) (a “Shareholders Meeting”), directly or indirectly; or (D) initiate, encourage or participate in any “withhold” or similar campaign with respect to any Shareholder Meeting, directly or indirectly;

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(g.) propose to any Person, or effect or seek to effect (including by entering into any discussions, negotiations, agreements or understandings, whether or not legally enforceable, with any third person), cause or participate in, encourage, assist or facilitate, or take any action, alone or in concert with others, in support of or make any statement with respect to: (A) advising, controlling, changing or influencing, or seeking to advise, control, change or influence, the Board or the management, strategies or policies of the Company or any of its subsidiaries or divisions, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the Board; (B) any material change in the Company’s business or corporate structure (including capitalization, stock repurchase programs or practices, debt structure or dividend policy); (C) seeking to have the Company waive, or make amendments or modifications to, (x) the Company’s Articles of Incorporation or Articles Supplementary, as amended, or the Second Amended and Restated Bylaws of the Company, as amended and restated, or (y) other actions or defenses that may impede or facilitate the acquisition of control of the Company by any Person; (D) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange; or (E) causing a class of equity securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act;

(h.) (A) except for sales among members of the Eriksen Group and the Eriksen Affiliates, knowingly sell, offer or agree to sell, transfer or otherwise dispose of, directly or indirectly, through swap or hedging transactions or otherwise, any securities of the Company or any rights decoupled from the underlying securities held by the Eriksen Group or any of the Eriksen Affiliates to any Person who or that is (or will become upon consummation of such sale, transfer or other disposition) a Person that, together with its Affiliates and associates, in the aggregate, owns, controls or otherwise has a beneficial or other ownership interest of five percent (5%) or more of the outstanding Common Shares at such time, except in a transaction approved by the Board in writing; or (B) without the prior written consent of the Company (acting through the Board), on any single day, sell, transfer or otherwise dispose of through the public markets an amount of Common Shares that exceeds twenty-five percent (25%) of the average daily reported volume of trading in Common Shares on OTC Pink tier market during the preceding four week period;

(i.) (A) request or seek in any manner, directly or indirectly, any amendment or waiver of any provision of this Agreement; provided, that the Eriksen Group may make confidential requests to the Board to amend or waive any provision of this Section 2.01 (which the Board may accept or reject in its sole discretion) so long as any such request is not publicly disclosed by any member of the Eriksen Group, any of the Eriksen Affiliates or any of their respective Representatives and such confidential requests are not intended to, and would not reasonably be expected to, require any public disclosure thereof by the Company or any other Person; (B) bring any action or otherwise act to contest the validity of this Agreement or seek a release from the restrictions or obligations contained in this Agreement; or (C) otherwise take any action, or make, cause or facilitate any public disclosure, announcement or statement with respect to any intention, plan, arrangement or action that is inconsistent with, any provision of this Agreement;

(j.) make any public disclosure, announcement or statement that disparages the Company or Affiliates thereof, any of their respective directors or officers or any individual who has served as a director or officer of the Company or any of its Affiliates, or the Eriksen Proxy Solicitation or the Transaction;; provided, however, that this paragraph will not restrict the ability of any Person to comply with any subpoena or other legal process or respond to a request for information from any governmental authority with jurisdiction over such Person; or

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(k.) enter into any discussions, negotiations, agreements or understandings with any other Person with respect to any of the foregoing, or advise, assist, knowingly encourage or seek to persuade any other Person to take any action or make any statement with respect to any of the foregoing, or otherwise take, cause or encourage others to take, any action or make any statement inconsistent with any of the foregoing.

(l.) take any action which could be reasonably expected to cause or require the Company, or the Eriksen Group, any Eriksen Affiliate, or any of their respective Affiliates, to make a public announcement regarding any of the foregoing or any other matter set forth in this Agreement, publicly seek or request permission to do any of the foregoing, or make or seek permission to make any public announcement with respect to any of the foregoing.

2.02 To the extent any of the members of the Eriksen Group owns Common Shares of the Company over the term of this Agreement, the member of the Eriksen Group shall cause all of the Common Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, by such member or by any of the Eriksen Affiliates to be present for quorum purposes at each Shareholders Meeting. Each of the members of the Eriksen Group shall, and shall cause each Eriksen Affiliate to, vote, or provide its consent with respect to, all of the Common Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, by each such Person (i) for the election of directors of the Company in accordance with the recommendation of the Board, (ii) for any shareholder proposals or advisory resolutions in accordance with the recommendation of the Board, and (iii) the selection of the auditors or any other matters or issues raised at any Shareholders Meeting (annual or special) of the Company in accordance with the recommendation of the Board.

III. WITHDRAWAL OF NOMINATION

3.01 The Eriksen Group agrees that automatically and without any additional action by any party, upon the consummation of the Transaction, the Eriksen Group will be deemed to have irrevocably withdrawn: (i) the Nomination Notice; (ii) the Eriksen Proxy Solicitation; and (iii) the Eriksen Group’s letter request, dated May 10, 2022, for a list of the Company’s shareholders pursuant to Section 2-513(b)(1) of the Maryland General Corporation Law. Upon the consummation of the Transaction, the Eriksen Group will irrevocably terminate the Eriksen Proxy Solicitation.

IV. Public Announcements; Securities Filings

4.01 The Company shall file promptly a Current Report on Form 8-K reporting entry into this Agreement (the “Form 8-K”) and appending or incorporating by reference this Agreement as an exhibit thereto. The Company shall provide the Eriksen Group with reasonable opportunity to review and comment upon the Form 8-K prior to filing, and shall consider in good faith any changes proposed by the Eriksen Group. The Eriksen Group shall promptly, but in no case prior to the date of the filing of such Form 8-K, file an amendment to its Schedule 13D (“13D”), reporting the entry into this Agreement and amending applicable items to conform to its obligations hereunder. The 13D shall be consistent with the Company’s disclosure in the Form 8-K and the terms of this Agreement. The Eriksen Group and its Affiliates shall provide the Company with reasonable opportunity to review and comment upon the 13D prior to filing, and shall consider in good faith any changes proposed by the Company. HTE and the Eriksen Group shall not (and shall cause the Eriksen Affiliates not to) (i) issue a press release in connection with this Agreement or the actions contemplated hereby or (ii) otherwise make any public statement, disclosure or announcement with respect to this Agreement or the actions contemplated hereby other than as mutually agreed to by the Company and the Eriksen Group in advance.

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4.02 The Company agrees, during the Covered Period, the Company shall not, make any public disclosure, announcement or statement that disparages any member of the Eriksen Group or an Eriksen Affiliate, any of their respective directors or officers or any individual who has served as a director or officer of any member of the Eriksen Group or an Eriksen Affiliate, or the Eriksen Proxy Solicitation or the Transaction.

V. REIMBURSEMENT; RELEASE

5.01 The Company agrees that, immediately following the closing of the Transaction, the Company shall reimburse the Eriksen Group $75,000 (the “Reimbursement”) for its expenses associated with the Nomination Notice and the Eriksen Proxy Solicitation. In exchange for the foregoing, and other good and valuable consideration, the Eriksen Group upon receipt of the Reimbursement hereby releases the Company from all Claims.

VI. Term

6.01 This Agreement is effective as of the date hereof and shall remain in full force and effect for the period (the “Covered Period”) commencing on the date hereof and ending on the date five (5) years after the date hereof; provided, however, that this Agreement will immediately terminate if the Transaction does not occur or if the SPA is terminated, or if the SPA is not executed by all parties thereto within twenty-four (24) hours of the execution of this Agreement..

6.02 The provisions of Article VII, Article VIII, and Article IX, shall survive the termination of this Agreement. No termination pursuant to Section 6.01 shall relieve any party hereto from liability for any breach of this Agreement prior to such termination.

VII. Specific Performance

7.01 The parties agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof or were otherwise breached and that such injury would not be adequately compensable by the remedies available at law (including the payment of money damages) and that the parties are entitled to an injunction or specific performance to enforce the terms hereof in addition to any other remedies at law or in equity. Each of the parties hereto agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce any of the terms hereof by way of equitable relief and will not take action, directly or indirectly, in opposition to the moving party seeking such relief on the grounds that any other remedy or relief is available at law or in equity. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies which the Company may otherwise have at law or in equity.

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VIII. Definitions

8.01 The following terms, as used in this Agreement, have the following meanings:

(a.) the term “Affiliate” has the meaning given to such term in Rule 12b-2 promulgated by the SEC under the Exchange Act;

(b.) the terms “beneficial owner” and “beneficially own” have the respective meanings given to such terms in Rule 13d-3 promulgated by the SEC under the Exchange Act;

(c.) the term “Claims” shall be broadly construed to include any claim, action, complaint or litigation for damages, liability, expense, reasonable attorney fees, costs, equitable remedy or any combination thereof, against the Company or its Affiliates’, or their directors, officers, partners, members, employees, agents (acting in such capacity), attorneys, advisors, and consultants, arising from, related to, or connected with the Eriksen Proxy Solicitation or the Nomination Notice, or the acquisition, ownership or disposition of Common Shares, or actions taken by the Company related thereto, but shall exclude any matter relating to the breach or enforcement of this Agreement.

(d.) the term “Derivative Instrument” means any option, warrant, convertible security, stock appreciation right, or similar right (including any put or call option or “swap” transaction) with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of securities of the Company or with a value derived in whole or in part from the value of any class or series of securities of the Company or any derivative or synthetic arrangement having characteristics of a long position in any class or series of securities of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of securities of the Company, or otherwise;

(e.) the term “Eriksen Affiliates” means, collectively and individually, each of the Affiliates and Associates (as defined in Rule 12b-2 promulgated by the SEC under the Exchange Act) of each of the members of the Eriksen Group provided that no portfolio company of the Eriksen Group shall be deemed an “Eriksen Affiliate” so long as (A) no member of the Eriksen Group or HTE has discussed with any other director or officer of such portfolio company, the Company or its business or affairs, (B) no other director or officer of the portfolio company has received from any member of the Eriksen Group or HTE information concerning the Company or its business or affairs, and (C) such Portfolio Company is not acting at the request of, in coordination with or on behalf of any member of the Eriksen Group or HTE

(f.) the term “Exchange Act” means the Securities and Exchange Act of 1934, as amended; and

(g.) the term “Group” means any partnership, limited partnership, syndicate or other group, including any “group” (within the meaning of Section 13(d)(3) of the Exchange Act);

(h.) the terms “Person” or “Persons” mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature;

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(i.) the term “Representative” means with respect to any Person, such Person’s Affiliates (which in the case of any member of the Eriksen Group, shall include each other member thereof and its respective Affiliates) and each of such Person’s and its Affiliates’ respective directors, officers, partners, members, employees, agents (acting in such capacity), attorneys, advisors, and consultants; and

(j.) the term “SEC” means the US Securities and Exchange Commission.

8.02 In addition to the terms defined in Section 8.01, the following defined terms have the meanings set forth in the locations identified below:

Defined Term	Location
“Annual Meeting”	recitals
“Agreement”	preamble
“Board”	recitals
“CCP”	Schedule A
“Common Shares”	recitals
“Company”	preamble
“Covered Period”	Section 6.01
“ECM”	Schedule A
“Eriksen Group”	preamble
“Eriksen Proxy Solicitation”	recitals
“Extraordinary Transaction”	Section 2.01(b.)
“Form 8-K”	Section IV
“HTE”	preamble
“Nomination Notice”	recitals
“Reimbursement”	Section 5.01
“Shareholders Meeting”	Section 2.01(f.)
“SPA”	recitals
“Subject Shares”	recitals
“Transaction”	recitals

IX. Miscellaneous Provisions

9.01 No Third Party Beneficiaries; Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Nothing in this Agreement, whether express or implied, is intended to or shall confer any rights, benefits or remedies under or by reason of this Agreement on any Person other than the parties and their respective successors and permitted assigns.

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9.02 Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF MARYLAND APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE. The parties (on behalf of themselves and their respective Affiliates): (i) irrevocably and unconditionally consent and submit to the jurisdiction of the state and federal courts located in the State of Maryland for purposes of any action, suit or proceeding arising out of or relating to this Agreement; (ii) agree that service of any process, summons, notice or document by U.S. registered mail to the address set forth in Section 9.06 of this Agreement shall be effective service of process for any action, suit or proceeding brought against them; (iii) irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement in any state or federal court located in the State of Maryland; (iv) agree that they shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the state and federal courts located in the State of Maryland; (v) irrevocably and unconditionally waive the right to plead or claim, and irrevocably and unconditionally agree not to plead or claim, that any action, suit or proceeding arising out of or relating to this Agreement that is brought in any state or federal court located in the State of Maryland has been brought in an inconvenient forum; and (vi) irrevocably and unconditionally waive the right to trial by jury.

9.03 Expenses. Subject to Section 5.01, all attorneys’ fees, costs and expenses incurred in connection with negotiating and entering into this Agreement will be paid by the party incurring such fees, costs or expenses.

9.04 Amendment. This Agreement may only be amended pursuant to a written agreement executed by all the parties, and no waiver of compliance with any provision or condition of this Agreement and no consent provided for in this Agreement shall be effective unless evidenced by a written instrument executed by the party against whom such waiver or consent is to be effective. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

9.05 Entire Agreement. This Agreement constitutes the entire agreement of all the parties and supersedes any and all prior and contemporaneous agreements, memoranda, arrangements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

9.06 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if delivered in person, emailed or sent by overnight delivery by reputable overnight courier service (providing proof of delivery) to the party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company:	Nocopi Technologies, Inc. 480 Shoemaker Road, Suite 104 King of Prussia, PA 19406 Email: mfein2@aol.com
If to the Eriksen Group:	Howard Timothy Eriksen c/o Eriksen Capital Management LLC 8695 Glendale Road Custer, WA 98240 Email: tim@eriksencapital.com

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9.07 Further Assurances. Each party agrees to take or cause to be taken such further actions, and to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be reasonably required or requested by any other party in order to effectuate fully the purposes, terms and conditions of this Agreement.

9.08 Interpretation and Construction. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” and “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “will” shall be construed to have the same meaning as the word “shall.” The words “dates hereof” will refer to the date of this Agreement. The word “or” is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument, law, rule or statute defined or referred to herein means, unless otherwise indicated, such agreement, instrument, law, rule or statute as from time to time amended, modified or supplemented. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this letter agreement shall be decided without regard to events of drafting or preparation.

9.09 Severability. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

9.10 Counterparts. This Agreement may be executed in any number of counterparts (including by fax transmission or e-mail), each of which shall be deemed to be an original, but all of which together shall constitute one binding agreement on the parties, notwithstanding that not all parties are signatories to the same counterpart. The captions contained in this Agreement are for convenience only and shall not affect the construction or interpretation of any provisions of this Agreement.

* * *

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11

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

NOCOPI TECHNOLOGIES, INC.
By:	/s/ Michael A. Feinstein, M.D.
Name:	Michael A. Feinstein, M.D.
Title:	Chairman of the Board, CEO

ERIKSEN GROUP:

/s/ Howard Timothy Eriksen
Howard Timothy Eriksen

Eriksen Capital Management LLC

/s/ Howard Timothy Eriksen
Name: Howard Timothy Eriksen
Title: Managing Member

Cedar Creek Partners, LLC

By:	/s/ Howard Timothy Eriksen
Name:	Howard Timothy Eriksen
Title:	Managing Member

[Signature Page to the Standstill Agreement]

Schedule A
“Eriksen Group”

i.	Howard Timothy Eriksen, a natural person;
ii.	Cedar Creek Partners, LLC, a Washington limited liability company (“CCP”); and
iii.	Eriksen Capital Management LLC, a Washington limited liability company (“ECM”).

Schedule B
Common Shares Beneficially Owned by The Eriksen Group

As of the date of this Agreement, prior to the consummation of the Transaction, the Eriksen Group (and any other Eriksen Affiliates) beneficially owns or controls, the following number of Common Shares:

Owner/Holder	Number of Common Shares
Howard Timothy Eriksen:	707,886 Common Shares
Cedar Creek Partners, LLC:	6,886,642 Common Shares
Eriksen Capital Management LLC:	484,484 Common Shares
TOTAL:	8,079,012 Common Shares

Immediately following the consummation of the Transaction, the Eriksen Group (and any other Eriksen Affiliates) will not beneficially own or control any Common Shares.

Exhibit A
Share Purchase Agreement

[Attached]